SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2003

CONTINUCARE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-12115	59-2716023

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

CONTINUCARE CORPORATION
80 S.W. 8th Street
Suite 2350
Miami, Florida 33130

(Address of principal executive office)

Registrant’s telephone number, including area code      (305) 350-7515

SIGNATURES
Index to Exhibits
PRESS RELEASE

Item 9.   Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release (the “Release”) that Continucare Corporation (the “Registrant”) issued on May 15, 2003 reporting its earnings for the fiscal third quarter ended March 31, 2003.

     The information contained in the Release is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any of the Registrant’s Securities Act registration statements. Additionally, the submission of this Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

     Please note that the Release may contain “forward-looking statements” which represent the Registrant’s expectations or beliefs with respect to future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those uncertainties and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Registrant’s forward-looking statements are included in the Registrant’s filings with the Securities and Exchange Commission, specifically as described in the Registrant’s annual report on Form 10-K for the fiscal year ended June 30, 2002. The Registrant undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. The historical results contained in the Release are not necessarily indicative of the future performance of the Registrant.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)       Exhibits.

99.1	Press Release dated May 15, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINUCARE CORPORATION

Date: May 19, 2003	By:	/s/ Spencer J. Angel

Spencer J. Angel Chief Executive Officer and President

Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release dated May 15, 2003